Other current assets	12 Months Ended
Dec. 31, 2022
Subclassifications of assets, liabilities and equities [abstract]
Other current assets	Other current assets

(in KUSD)	December 31, 2022	December 31, 2021
VAT receivable, net	400	364
Withholding tax receivable	363	23
Prepaid insurance	2,747	3,416
Prepaid compensation	1,422	1,489
Prepaid expenses	3,143	2,457
Prepaid income tax	7,983	—
Prepaid and other CMC, research and clinical expenses	8,001	7,988
Cost sharing arrangement receivable	2,869	1,106
UK R&D expenditure credit receivable	492	455
Interest Receivable	619	—
	28,039	17,298
The increase of USD 10.7 million in other current assets is primarily due to prepaid income taxes.
The maturity of other current assets is less than one year. The Company considers the counterparty risk as low. The Company believes the carrying amount of the aforementioned receivables is considered to approximate their fair value.